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                         EXHIBIT 21

       Subsidiaries of J.P. Morgan & Co. Incorporated
       ______________________________________________


J.P. Morgan & Co. Incorporated
Delaware

Subsidiaries of J.P. Morgan & Co. Incorporated
______________________________________________
(all wholly owned, except where noted)

Fund 800 Inc.
Delaware

J.P. Morgan California
California

Morgan Fonciere Cayman Islands Ltd.
Cayman Islands

Morgan Trust Company of the Cayman Islands Ltd.
Cayman Islands

Morgan Trust Company of The Bahamas Limited
Commonwealth of The Bahamas

J.P. Morgan Acceptance Corporation I
Delaware

J.P. Morgan Capital Corporation
Delaware

J.P. Morgan Capital Emerging Markets K Corporation
Delaware

J.P. Morgan Delaware
Delaware

J.P. Morgan Florida Holdings Corp.
Delaware

                         EXHIBIT 21


J.P. Morgan Funds Management Inc.
Delaware

J.P. Morgan Futures Inc.
Delaware

J.P. Morgan GT Corporation
Delaware

J.P. Morgan Holdings Inc.
Delaware

J.P. Morgan International Capital Corporation
Delaware

J.P. Morgan International Holdings Corp.
Delaware

J.P. Morgan Investment Corporation
Delaware

J.P. Morgan Investment Management Inc.
Delaware

J.P. Morgan Leasefunding Corp.
Delaware

J.P. Morgan (1992-I) Foreign Sales Corporation
Barbados

J.P. Morgan Mortgage Funding Inc.
Delaware

J.P. Morgan Mortgage Pass-Through Corporation
Delaware

J.P. Morgan News Partnership Corporation
Delaware



                         EXHIBIT 21


J.P. Morgan Partnership Capital Corporation
Delaware

J.P. Morgan Real Estate Partnership Corporation
Delaware

J.P. Morgan Energy Partnership Corporation
Delaware

J.P. Morgan Ventures Energy Corporaiton
Delaware

J.P. Morgan Private Investments Inc.
Delaware

J.P. Morgan Securities Holdings Inc.
Delaware

J.P. Morgan Securities Inc.
Delaware

J.P. Morgan Services Inc.
Delaware

J.P. Morgan Structured Finance Corp.
Delaware

J.P. Morgan Structured Obligations Corporation
Delaware

J.P. Morgan Trust Company of Delaware
Delaware

J.P. Morgan Ventures Corporation
Delaware

J.P. Morgan Venezuela S.A.
Venezuela



                         EXHIBIT 21


J.P. Morgan Community Development Corporation
Delaware

Corsair, Inc.
Delaware

J.P. Morgan Florida, FSB
Florida

J.P. Morgan Trading and Finance Limited
United Kingdom

J.P. Morgan & Co. Limited
United Kingdom

Morgan Guaranty Trust Company of New York
New York

                         EXHIBIT 21


Subsidiaries of Morgan Guaranty Trust Company of New York
_________________________________________________________

Angel Court Limited
United Kingdom

Morgan Guaranty Nominees Bahamas Limited
Commonwealth of The Bahamas

J.P. Morgan Interfunding Corp.
Delaware

Morprop Incorporated
Delaware

MorWest, Inc.
Delaware

J.P. Morgan V.E. Ltd.
New York

J.P. Morgan V.E. 92 Ltd.
New York

Oil Tankers Leasing Corporation
New York

Ship Holding Corp.
New York

Whitkath Inc.
New York

EC Nominees Limited
United Kingdom

Guaranty Nominees Limited
United Kingdom


                         EXHIBIT 21


JPM (Eagle Star) Nominees Limited
United Kingdom

JPM Nominees Limited
United Kingdom

MGTB Nominees Limited
United Kingdom

MGT-EOC Nominees Limited
United Kingdom

Morgan Guaranty Executor and Trustee Company Limited
United Kingdom

J.P. Morgan Trustees Ltd.
United Kingdom

Morgan Guaranty International Finance Corporation
Section 25 (a) of the Federal Reserve Act of the United
States

Subsidiaries of Morgan Guaranty International Finance
Corporation
____________________________________________________________

Morgan Guaranty International Bank
Section 25 (a) of the Federal Reserve Act of the United
States

J.P. Morgan Argentina S.A.1
Argentina

J.P. Morgan Chile Limitada2
Chile

Morgan Guaranty Finance Limited
Bermuda

                         EXHIBIT 21


J.P. Morgan Funds Bahamas Ltd.
Commonwealth of The Bahamas

JPM Corretora de Cambio, Titulos e Valores Mobiliarios S.A.
Brazil

Banco J.P. Morgan, S.A.3
Brazil

J.P. Morgan Investimentos e Financas Ltda.
Brazil

J.P. Morgan GmbH4 (97% owned)
Federal Republic of Germany

J.P. Morgan Holding Deutschland GmbH
Federal Republic of Germany

J.P. Morgan Investment GmbH
Federal Republic of Germany

J.P. Morgan & Cie S.A.
France

Morgan Gestion S.A.
France

Societe de Bourse J.P. Morgan S.A.
France

Morgan Conseil S.A.
France




                         EXHIBIT 21


J.P. Morgan Fund Services S.A.5
Grand Duchy of Luxembourg

J.P. Morgan SIM S.p.A.6
Italy

J.P. Morgan S.p.A.7
Italy

J.P. Morgan Trust Bank Ltd.8
Japan

J.P. Morgan Jersey Limited
Jersey, The Channel Islands

J.P. Morgan Benelux S.A.
Kingdom of Belgium

J.P. Morgan Securities Asia Ltd. (50% owned)
Republic of Singapore

J.P. Morgan Financial Markets Ltd.
Switzerland

J.P. Morgan (Suisse) S.A.
Switzerland

J.P. Morgan Portfolio Ltd.
United Kingdom

Morgan Property Development Company Limited
United Kingdom

                         EXHIBIT 21


J.P. Morgan Polska Sp. z o.o.
Warsaw, Poland

J.P. Morgan International Ltd.
Prague, Czech Republic

J.P. Morgan Grupo Financiero, S.A. de C.V.
Mexico City, Mexico

Banco J.P. Morgan, S.A.
Mexico City, Mexico

J.P. Morgan Casa de Bolsa, S.A. de C.V.
Mexico City, Mexico

J.P. Morgan Fondi Italia S.p.A.
Italy

J.P. Morgan Services Ltd.
Singapore

Franco Financiere Neerlandaise (10% Owned)
France

FL 21 SARL (10% Owned)
France

ICICI Securities and Finance Co. Ltd. (40% Owned)
Bombay, India

Epargne-Interessement (23% Owned)
France

Private Export Funding Corporation (7.5% Owned)
New York

J.P. Morgan Overseas Capital Corporation
Delaware





                         EXHIBIT 21

Subsidiaries of J.P. Morgan Overseas Capital Corporation
_________________________________________________________

J.P. Morgan Nederland N.V.
Amsterdam, The Netherlands

J.P. Morgan Securities Hong Kong Ltd.
Crown Colony of Hong Kong

J.P. Morgan Whitefriars Inc.
Delaware

J.P. Morgan Whitefriars (UK)
United Kingdom

J.P. Morgan Securities Ltd.
United Kingdom

J.P. Morgan Securities Canada Inc.
Ontario, Canada

Morgan Bank of Canada
Ontario, Canada

Morgan Bank of Canada (Receivables Purchase Financing) Ltd.
Ontario, Canada

J.P. Morgan Espana S.A.
Spain

J.P. Morgan Sociedad de Valores y Bolsa S.A.
Spain

Morgan Gestion, S.A.
Spain

J.P. Morgan Sterling Securities Ltd.
United Kingdom



                         EXHIBIT 21

Kipps Nominees Ltd.
United Kingdom

Morgan Guaranty Holdings Ltd.
United Kingdom

Morgan Guaranty Trust Company Limited (U.K.)
United Kingdom

Sociven S.A.
Venezuela

J.P. Morgan Australia Holdings Limited
Victoria, Australia

J.P. Morgan Australia Limited
Victoria, Australia

J.P. Morgan Australia Securities Limited
Victoria, Australia

J.P. Morgan Investment Management Australia Limited
Victoria, Australia

J.P. Morgan Nominees Pty. Limited
Victoria, Australia

Barenilla (10% Owned)
Spain

Bank of the Philippine Islands (20.4% Owned)
Philippines

Saudi International Bank Ltd. (20% Owned)
London
_______________________________
     1 JPMOCC owns a minority interest in company.

     2 JPMOCC owns a minority interest in company.

     3 J.P. Morgan Investimentos e Financas Ltda. has a 36% ownership interest.

     4 MGT has a 3% ownership interest.

     5 JPMOCC owns a minority interest in company.

     6 Morgan Guaranty International Bank as a 30% ownership interest.

     7 JPMOCC owns a minority interest in company.

     8 J.P. Morgan & Cie S.A. owns preferred shares carrying 35% of the voting power.